Significant events	12 Months Ended
Dec. 31, 2017
Significant events
Significant events

2.           Significant events

a.	GACN’s Annual Shareholders’ Meeting approves Ps. 1,600 million dividend payment

At the Annual Shareholders’ Meeting held on April 28, 2017 the shareholders approved the payment of a cash dividend of Ps.1,600 million, to be paid in a single installment of Ps. 4 per share. The dividend was paid on May 16, 2017, for Ps. 1,575,083, corresponding to the shares outstanding.

In addition, the shareholders approved a share repurchase reserve of Ps. 1,500 million and authorized use of up to that amount to repurchase shares during 2017 and until the next annual meeting approves the 2017 results. The reserve created in 2017 was in the amount of Ps. 116,875.

b.	GACN’s Extraordinary Shareholders’ Meeting approves cancellation of 6.2 million Series B shares

At the General Extraordinary Shareholders’ Meeting held on May 31, 2017, the shareholders approved the cancellation of 6,229,027 Series B shares, reducing the minimum fixed portion of the Company’s capital stock.

c.	GACN was included in the Dow Jones Sustainability Index for the second consecutive year

For the second consecutive year, GACN has been included in the Dow Jones Sustainability Emerging Markets Index (DJSI). The index represents the highest standard for corporate sustainability based on economic, environmental, social and corporate governance criteria.

d.	GACN launches the OMA Foundation

On October 12, 2017, GACN, publicly identified as “OMA”, launched the OMA Foundation, as a platform to promote and consolidate community projects, working with civil society organizations and social entrepreneurs. The OMA Foundation is supporting programs focused on developing technical skills, improving physical education infrastructure and equipment and providing scholarships that help Mexican youth stay in school and develop professional skills.